Supplement Dated December 15, 2016
To The Prospectus Dated April 25, 2016, as amended September 19, 2016

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 1, 2017, in the section entitled "Management of the Trust" under "Management Fee," please delete table rows and corresponding footnotes in their entirety for the JNL/PIMCO Real Return Fund and the JNL/PIMCO Total Return Bond Fund and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Annual Fee Paid to Adviser for The Fiscal year Ended December 31, 2015 (Annual Rate Based on Average Net Assets of Each Fund)
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion Over $2 billion	.50% .475% 0.475%[15]	0.49%
JNL/PIMCO Total Return Bond Fund	$0 to $1 billion $1 billion to $3 billion Over $3 billion	.50% .50%[16] .49%[16]	0.50%
15 JNAM will voluntarily waive 0.01% of the management fee of the Fund for total net assets between $0 and $1 billion and over $2 billion.  There is no guarantee that JNAM will continue to provide the waiver in the future.
16 JNAM will voluntarily waive 0.03% of the management fee of the Fund for total net assets over $1 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.
This Supplement is dated December 15, 2016.

Supplement Dated December 15, 2016
To The Statement of Additional Information
Dated September 19, 2016

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

All changes are effective immediately unless otherwise noted.

On pages 58-59, in the section entitled, "IV. Certain Fundamental and Operating Policies and Risks Applicable to the Master Funds and Feeder Funds," please delete "Investing through Stock Connect" in its entirety and replace with the following:

Investing through Stock Connect. The AFIS Master Funds may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the "Exchanges") through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, "Stock Connect"). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the AFIS Master Funds' rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly.  Stock Connect is subject to aggregate and daily quota limitations on purchases and the AFIS Master Funds may experience delays in transacting via Stock Connect. The AFIS Master Funds' shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

Effective January 1, 2017, on pages 237, in the section entitled "VIII. Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Sub-Advisory Fees," please delete the table rows and corresponding footnote for the JNL/PIMCO Real Return Fund and the JNL/PIMCO Total Return Bond Fund and replace with the following:

FUND	ASSETS	FEES
JNL/PIMCO Real Return Fund[7]	$0 to $1 billion $1 billion to $2 billion Over $2 billion	.25% .20% .175%
JNL/PIMCO Total Return Bond Fund[7]	$0 to $1 billion $1 billion to $3 billion Over $3 billion	.25% .20% .175%
7 For purposes of calculating the sub-adviser fee for the JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return Bond Fund, and the JNL/PIMCO Credit Income Fund of the Jackson Variable Series Trust, provided such aggregate net assets are at least $5.5 billion invested in three or more of the strategies as designated by PIMCO, the following fee discount is applied based on the combined average daily net assets of the portfolios:  Assets between $0 and $2.5 billion, 2.5% fee reduction; assets between $2.5 billion and $5 billion, 5% fee reduction; assets between $5 billion and $7.5 billion, 7.5% fee reduction; and assets over $7.5 billion, 10% fee reduction.

On page 260, in the section entitled "VIII. Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Distribution Plan," please delete the third and fourth paragraphs and replace with the following:

Subsequently, the Board of Trustees of the Trust approved an amendment to the Amended Plan and an amendment to the Trust's existing Distribution Agreement.  The amendments approved on November 23, 2004 did not require a shareholder vote.  These amendments terminated the provisions of the Amended Plan and the Distribution Agreement permitting the use of amounts recaptured from portfolio brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust.  The Board of Trustees approved the amendments to implement amendments to Rule 12b-1.  As a result of the amendments to the Amended Plan and the Distribution Agreement, effective December 13, 2004, Class B shares are no longer subject to Rule 12b-1 expenses.  The Amended Plan was last approved by the Board of Trustees on November 30-December 2, 2016.

Currently, under the Amended Plan, each Fund that adopted the Amended Plan, except for JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Alt 65 Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/S&P 4 Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund, and JNL/MMRS Moderate Fund, will have the 12b-1 fee calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each month.  This fee is computed at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A shares of the Fund.  To the extent consistent with the Amended Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services. In no event shall such payments exceed JNLD's actual distribution and related service expenses for that fiscal year.

This Supplement is dated December 15, 2016.